AMENDMENT No. 1

to the EXECUTIVE CONSULTING AGREEMENT

between

BIOSTAX CORP and KELLY O. WILSON

This Amendment No. 1 ("Amendment") is entered into as of April 13, 2023 ("Amendment Effective Date") by and between Immune Therapeutics, Inc. d/b/a Biostax Corp, a Florida corporation ("the Company") and Kelly O. Wilson the "Consultant". Company and Consultant are each referred to individually as a "Party" and together as the "Parties".

WHEREAS, the Company and Consultant are parties to an Executive Consultant Agreement with an effective date of November 1, 2022 (the "Agreement"); attached herein and

WHEREAS, the Parties mutually desire to amend, modify and restate certain terms and conditions of the Agreement regarding weekly hours and compensation.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is mutually agreed as follows:

1.0 **AMENDMENTS.** The Parties agree that, as of the Amendment Effective Date, the Agreement is amended as set forth in this Section 1.

The first sentence in section 2 is deleted and replaced with the following:

"The Executive shall serve full time as Chief Executive Officer ("CEO") and shall have the duties and privileges customarily associated with an executive occupying such roles."

2.0 **INTEGRATION.** Except for the sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Amendment shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Amendment.

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

COMPANY	**CONSULTANT**
DocuSigned by: Glen Farmer	DocuSigned by: Kelly O. Wilson
By: ______ CB1A77FFF8B7460...	By: ______ B029CA1DE55540E...
Name: Glen Farmer	Name: Kelly O. Wilson
Title: Chief Financial Officer	

EXECUTIVE CONSULTANT AGREEMENT (ATTACHMENT)